Noncontrolling Interests	12 Months Ended
Dec. 31, 2021
Noncontrolling Interest [Abstract]
NONCONTROLLING INTERESTS

18. NONCONTROLLING INTERESTS

Noncontrolling interests of MPS

In March 2017, Microvast, Inc. sold 17.39% equity interest of its wholly-owned subsidiary, MPS, to eight third-party investors (the “Investors”) for total cash consideration of $400,000, which was received in 2017.

In February 2018, Microvast, Inc. signed a series of repurchase and redemption agreements with six out of the eight investors of MPS which requested to redeem in aggregate 14.05% equity interests in MPS (“Exiting Investors”), at a redemption value equal to the initial capital contribution plus 6.00% simple annual interest. To facilitate the repurchase and redemption transaction, MPS and the Exiting Investors entered into certain property mortgage agreements on May 30, 2018. As a result, the Group reclassified the outstanding balance of noncontrolling interest as liability (included in accrued expenses and other current liabilities and other non-current liabilities line items as payable to exiting investors) and measured at amortized cost. See Note 10 and 13.

Pursuant to an extension agreement signed in September 2020, $30,000 was paid to the Exiting Investors in March 2021, and the remaining repayments are scheduled in 2023 and thereafter, depending on the completion of financing in 2022 or 2023. On August 31, 2021, an early repayment agreement was entered into between MPS and the Exiting Investors, pursuant to which the remaining amount was fully repaid to the Exiting Investors as of December 31, 2021.

On July 23, 2021, upon the completion of the Merger between Microvast, Inc. and Tuscan, the equity interest held by the investors who remained noncontrolling shareholders of MPS were converted into 17,253,182 shares of Common Stock of the combined company as disclosed in Note 3.